UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 23, 2004


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-25148                  11-2974651
          --------                     -------                  ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)                File No.)             Identification No.)


425B Oser Avenue, Hauppauge, New York                                11788
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(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On November 23, 2004, Global Payment Technologies, Inc. ("GPT"), issued a press release announcing the Company's financial results for the fiscal year ended September 30, 2004.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

             99.1        Press Release dated November 23, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2004

                                          GLOBAL PAYMENT TECHNOLOGIES, INC.



                                          By: /s/ Thomas McNeill
                                              ------------------------------
                                              Name: Thomas McNeill
                                              Title:  Vice President, Chief
                                                      Financial Officer and
                                                      Secretary

                                  EXHIBIT INDEX
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Exhibit
Number      Description
-------     -----------

99.1        Press Release dated November 23, 2004.